SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 28, 2006
Ford Credit Floorplan Master Owner Trust A
(Issuer of the notes)
Ford Motor Credit Company
(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware	Delaware

(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-132560	38-2973806	333-132560-01	38-3372243

(Commission File	(I.R.S. Employer	(Commission File	(I.R.S. Employer
Number)	Identification No.)	Number)	Identification No.)

Ford Credit Floorplan Corporation		Ford Credit Floorplan LLC
c/o Ford Credit SPE Management Office		c/o Ford Credit SPE Management Office
c/o Ford Motor Company		c/o Ford Motor Company
World Headquarters — Suite 322-E1		World Headquarters — Suite 322-E1
One America Road		One America Road
Dearborn, Michigan		Dearborn, Michigan
(Address of Principal Executive Offices)		(Address of Principal Executive Offices)
(313) 594-3495	48126	(313) 594-3495	48126

(Registrant’s telephone number including area code)	(Zip Code)	(Registrant’s telephone number including area code)	(Zip Code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Description of the Securities and the Receivables
     The Registrants, each as a Depositor, caused Ford Credit Floorplan Master Owner Trust A (the “Issuing Entity”), to issue $2,124,300,000 Series 2006-4 Floating Rate Asset Backed Notes, Class A and $125,700,000 Series 2006-4 Floating Rate Asset Backed Notes, Class B (collectively, the “Notes”) on June 28, 2006. The Notes are registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-132560 and 333-132560-01. The Notes, which evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising in connection with the purchase and financing by motor vehicle dealers of their new and used car and light truck inventory, were issued pursuant to an Indenture Supplement, dated as of June 1, 2006, between the Issuing Entity and JPMorgan Chase Bank, N.A. (the “Indenture Trustee”), a copy of which is attached hereto as Exhibit 4.1, to an Indenture, dated as of August 1, 2001, between the Issuing Entity and the Indenture Trustee in the form that is attached as Exhibit 4.1 to the Registration Statement.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:
     4.1 Series 2006-4 Indenture Supplement, dated as of June 1, 2006, between the Issuing Entity and the Indenture Trustee. Filed with this Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Joseph P. Topolski

	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Joseph P. Topolski

	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

Dated: July 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Series 2006-4 Indenture Supplement, dated as of June 1, 2006, between the Issuing Entity and the Indenture Trustee. Filed with this Report.